                               PARTNERS PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                    A0078  08/00

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Partners Portfolio
   BOB GENDELMAN & S. BASU MULLICK, PORTFOLIO MANAGERS
   In our view, the first six months of 2000 represented more than a year of transition to a new century. It may also have marked a significant and long-awaited transition within the stock market toward the types of fundamentally sound, reasonably priced stocks in which Neuberger Berman AMT Partners Portfolio strives to invest.
   During the six-month period ended June 30, 2000, your Portfolio outperformed its benchmark, the Russell 1000-Registered Trademark- Value Index, by approximately 3.7 percentage points.(1) The Russell 1000 Value Index fell 4.23% while the Portfolio only fell 0.54%. The S&P 500 Index, meanwhile, fell 0.43%.(2) We attribute the Portfolio's relatively good performance primarily to the success of our sector allocation and individual stock selection strategies.
   Although we select investments for the Portfolio through extensive analysis of individual companies -- not according to macroeconomic or market trends -- the Portfolio's holdings benefited from a sudden change in investor sentiment that began in mid-March. Stronger-than-expected economic growth caused investors to become concerned that the Federal Reserve Board might continue to raise key short-term interest rates. These concerns effectively eliminated some of the sources of capital that technology companies needed to finance their rapid growth, causing their stock prices to fall quickly and sharply. Many equity investors reduced or sold their technology holdings, choosing instead to deploy some of their assets to reasonably priced "old economy" stocks, including many of the fundamentally sound, value-oriented companies in which the Portfolio invests.
   In this environment, the Portfolio enjoyed good performance from a variety of sectors, including consumer staples (12.3% of total equity market value as of June 30, 2000), energy (7.9% of total equity market value), financial services and health care. Individual stocks that contributed most to performance included News Corp. (2.7% of net assets), which was rewarded by investors for value-enhancing strategies such as spin-offs of underperforming assets. Another top performer, Transocean Sedco Forex (1.6% of net assets), benefited from the recovery of oil prices.
   Perhaps just as important, the Portfolio's emphasis on well-established, reasonably valued businesses in the highly volatile technology sector (19.6% of total equity market value) helped it avoid the brunt of the mid-Spring correction. While the full value of some of the Portfolio's technology holdings has not yet been widely recognized, others were rewarded for their strong business fundamentals. For example, holdings such as semiconductor manufacturer Micron Technologies (1.2% of net assets) benefited from rising demand at a time when little new manufacturing capacity had been added.
   The health care sector (10.3% of total equity market value) was largely out of favor early in the year amid industry-wide regulatory concerns, but attracted attention later as investors began to rediscover companies with good prospects and relatively low stock prices that could potentially provide a growth-oriented alternative to technology stocks. For example, American Home Products (1.0% of net assets) began 2000 under pressure because of litigation related to its diet drugs and an underperforming agricultural business. It ended the six-month reporting period enjoying renewed investor enthusiasm after selling its agricultural division and developing new pharmaceutical products.
   Although the financial services sector (22.0% of total equity market value) provided relatively lackluster returns for the Portfolio, we had less exposure to this interest-rate-sensitive area than our benchmark index. Nonetheless,

Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Partners Portfolio
previously out-of-favor insurance companies, such as Cigna Corp. and Williams Companies (2.6% and 2.2% of net assets, respectively), showed signs of recovery as investors began to recognize the value of fee-based businesses that are less susceptible to interest-rate trends than transaction-based businesses.
   Looking ahead, we remain cautious over the near term because of continuing economic uncertainty. If higher interest rates lead to a "soft landing" for the U.S. economy -- in which growth slows without triggering a recession -- we believe value-oriented stocks should benefit. But if a "hard landing" leads to recession, stock prices may suffer. Over the longer term, however, we are very optimistic. We believe that short-term volatility often leads to longer-term opportunities, and that broad diversification can help reduce risks.
   Finally, we would like to thank you for your confidence and support, and your continued participation in Neuberger Berman AMT Partners Portfolio.

Sincerely,

/s/ Robert Gendelman              /s/ S. Basu Mullick
Bob Gendelman                     S. Basu Mullick
CO-PORTFOLIO MANAGER              CO-PORTFOLIO MANAGER

(1)-5.73%, 16.35%, and 15.87% were the average annual total returns for the 1-, 5-year and since inception (3/22/94) for the periods ended June 30, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

(2)The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Partners Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (95.0%)
AEROSPACE (0.8%)
         189,500       Honeywell International          $  6,383,781
                                                        ------------
AUTO/TRUCK REPLACEMENT PARTS (0.7%)
         304,700       Lear Corp.                          6,094,000
                                                        ------------
BANKING & FINANCIAL (8.9%)
         475,800       Bank of New York                   22,124,700
         465,600       Chase Manhattan                    21,446,700
         166,200       Citigroup Inc.                     10,013,550
         204,400       Countrywide Credit Industries       6,195,875
         369,600       Wells Fargo                        14,322,000
                                                        ------------
                                                          74,102,825
                                                        ------------
CHEMICALS (2.3%)
         380,400       Alcoa Inc.                         11,031,600
         182,400       duPont                              7,980,000
                                                        ------------
                                                          19,011,600
                                                        ------------
COMMUNICATIONS (4.7%)
         352,100       AT&T Corp.                         11,135,163
         144,200       NTL Inc.                            8,633,975
         422,600       WorldCom, Inc.                     19,386,775
                                                        ------------
                                                          39,155,913
                                                        ------------
CONSUMER PRODUCTS & SERVICES (2.0%)
         125,300       AMFM Inc.                           8,645,700
         192,400       Pitney Bowes                        7,696,000
                                                        ------------
                                                          16,341,700
                                                        ------------
DIVERSIFIED (2.3%)
           4,700       Berkshire Hathaway Class B          8,272,000
         190,900       Procter & Gamble                   10,929,025
                                                        ------------
                                                          19,201,025
                                                        ------------
ENTERTAINMENT (1.1%)
         476,000       Carnival Corp.                      9,282,000
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
FINANCIAL SERVICES (5.1%)
         445,400       Ceridian Corp.                   $ 10,717,437
         153,000       Morgan Stanley Dean Witter         12,737,250
         143,900       Providian Financial                12,951,000
         153,000       SLM Holding                         5,727,938
                                                        ------------
                                                          42,133,625
                                                        ------------
FOOD & TOBACCO (2.1%)
         231,100       Anheuser-Busch                     17,260,281
                                                        ------------
FOOD PRODUCTS (3.3%)
       1,260,400       Kroger Co.                         27,807,575
                                                        ------------
GAS (1.9%)
         421,900       Praxair, Inc.                      15,794,881
                                                        ------------
HEALTH CARE (12.5%)
         140,700       American Home Products              8,266,125
         236,200       Bristol-Myers Squibb               13,758,650
         231,300       CIGNA Corp.                        21,626,550
         218,800       Johnson & Johnson                  22,290,250
         299,400       Merck & Co.                        22,941,525
         139,600       Pharmacia Corp.                     7,215,575
          99,400       Wellpoint Health Networks           7,200,288
                                                        ------------
                                                         103,298,963
                                                        ------------
INDUSTRIAL GOODS & SERVICES (2.1%)
         328,000       General Dynamics                   17,138,000
                                                        ------------
INSURANCE (5.2%)
         113,100       American International Group       13,289,250
         396,600       Aon Corp.                          12,319,388
         317,096       XL Capital                         17,162,821
                                                        ------------
                                                          42,771,459
                                                        ------------
MEDIA & ENTERTAINMENT (1.8%)
         381,700       Walt Disney                        14,814,731
                                                        ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
OIL & GAS (7.7%)
         212,600       Anadarko Petroleum               $ 10,483,837
         137,900       Chevron Corp.                      11,695,644
         205,200       Exxon Mobil                        16,108,200
         268,900       Halliburton Co.                    12,688,719
         243,300       Transocean Sedco Forex             13,001,344
                                                        ------------
                                                          63,977,744
                                                        ------------
PAPER & FOREST PRODUCTS (0.8%)
         161,600       Weyerhaeuser Co.                    6,948,800
                                                        ------------
RESTAURANTS (0.9%)
         238,300       McDonald's Corp.                    7,849,006
                                                        ------------
RETAILING (1.4%)
         177,800       Consolidated Stores                 2,133,600
         161,300       Costco Wholesale                    5,322,900
          73,700       Target Corp.                        4,274,600
                                                        ------------
                                                          11,731,100
                                                        ------------
RETAILING & APPAREL (0.6%)
         163,400       Gap Inc.                            5,106,250
                                                        ------------
TECHNOLOGY (17.9%)
         115,000       Apple Computer                      6,023,125
         584,500       Cadence Design Systems             11,909,187
         334,400       Computer Associates                17,117,100
         248,700       Computer Sciences                  18,574,781
         204,200       Compuware Corp.                     2,118,575
         178,200       Gateway Inc.                       10,112,850
         112,100       General Motors Class H              9,836,775
         152,200       IBM                                16,675,412
         147,700       Lexmark International Group         9,932,825
         112,600       Micron Technology                   9,915,838
         344,200       Motorola, Inc.                     10,003,313
         546,400       Parametric Technology               6,010,400

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          43,200       Samsung Electronics GDR          $  8,467,200(2)
         561,600       Xerox Corp.                        11,653,200
                                                        ------------
                                                         148,350,581
                                                        ------------
TELECOMMUNICATIONS (6.7%)
         514,400       AT&T Corp.-Liberty Media Group
                       Class A                            12,474,200
         167,900       AT&T Wireless Group                 4,680,213
         367,000       GTE Corp.                          22,845,750
         249,000       Nextel Communications              15,235,687
                                                        ------------
                                                          55,235,850
                                                        ------------
UTILITIES (2.2%)
         435,600       The Williams Cos.                  18,159,075
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $743,105,819)               787,950,765
                                                        ------------
                       PREFERRED STOCKS (2.7%)
         471,900       News Corp. ADR
                       (COST $12,231,286)                 22,415,250
                                                        ------------

      Principal
       Amount
---------------------
                       REPURCHASE AGREEMENT (2.4%)
     $$19,484,000      State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.65%, due 7/3/00, dated
                       6/30/00, Maturity Value
                       $19,494,797, Collateralized by
                       $19,850,000 Fannie Mae,
                       Medium-Term Notes, 6.40%,
                       due 9/27/01 (Collateral Value
                       $20,073,313)
                       (COST $19,484,000)                 19,484,000(3)
                                                        ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       SHORT-TERM INVESTMENTS (1.9%)
     $15,522,497       N&B Securities Lending Quality
                       Fund, LLC
                       (COST $15,522,497)               $ 15,522,497(3)
                                                        ------------
                       TOTAL INVESTMENTS (102.0%)
                       (COST $790,343,602)               845,372,512(4)
                       Liabilities, less cash,
                       receivables and other assets
                       [(2.0%)]                          (16,367,379)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $829,005,133
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio
1) Investments in securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2000, these securities amounted to $8,467,200 or 1.0% of net assets.
3) At cost, which approximates market value.
4) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $790,343,602. Gross unrealized appreciation of investments was $103,014,730 and gross unrealized depreciation of investments was $47,985,820, resulting in net unrealized appreciation of $55,028,910, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $790,343,602) (Note A) -- see
       Schedule of Investments                      $845,372,512
      Cash                                                   455
      Receivable for securities sold                  15,177,530
      Dividends and interest receivable                1,163,470
      Receivable for Fund shares sold                     80,763
      Prepaid expenses and other assets                   30,594
                                                    -------------
                                                     861,825,324
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       15,522,497
      Payable for securities purchased                15,030,669
      Payable for Fund shares redeemed                 1,217,607
      Accrued expenses and other payables                479,308
      Payable to investment manager (Note B)             361,321
      Payable to administrator (Note B)                  208,789
                                                    -------------
                                                      32,820,191
                                                    -------------
NET ASSETS at value                                 $829,005,133
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     51,926
      Paid-in capital in excess of par value         735,954,493
      Accumulated undistributed net investment
       income                                          2,117,969
      Accumulated net realized gains on
       investments                                    35,851,835
      Net unrealized appreciation in value of
       investment securities                          55,028,910
                                                    -------------
NET ASSETS at value                                 $829,005,133
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    51,926,409
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $15.97
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                       For the
                                                      Six Months
                                                        Ended
                                                       June 30,
                                                         2000
                                                     (UNAUDITED)
                                                     ------------
INVESTMENT INCOME
    Income:
      Interest income                                $    885,505
      Dividend income                                   5,471,141
      Foreign taxes withheld (Note A)                     (17,295)
                                                     ------------
        Total income                                    6,339,351
                                                     ------------
    Expenses:
      Investment management fee (Note B)                2,278,780
      Administration fee (Note B)                       1,319,925
      Shareholder reports                                 101,144
      Custodian fees (Note B)                              93,825
      Trustees' fees and expenses                          26,674
      Legal fees                                           13,981
      Auditing fees                                        10,097
      Amortization of deferred organization and
       initial offering expenses (Note A)                   1,745
      Miscellaneous                                         9,346
                                                     ------------
        Total expenses                                  3,855,517
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (4,440)
                                                     ------------
        Total net expenses                              3,851,077
                                                     ------------
        Net investment income                           2,488,274
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              42,013,823
    Change in net unrealized appreciation of
     investment securities                            (53,707,279)
                                                     ------------
        Net loss on investments                       (11,693,456)
                                                     ------------
        Net decrease in net assets resulting from
        operations                                   $ (9,205,182)
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                           Six Months
                                              Ended           Year
                                            June 30,         Ended
                                              2000        December 31,
                                           (UNAUDITED)        1999
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   2,488,274  $    6,822,432
    Net realized gain on investments         42,013,823     151,488,358
    Change in net unrealized
     appreciation (depreciation) of
     investments                            (53,707,279)    (42,257,825)
                                          -----------------------------
    Net increase (decrease) in net
     assets resulting from operations        (9,205,182)    116,052,965
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (7,098,877)    (18,318,731)
    Net realized gain on investments       (150,969,442)    (31,858,662)
                                          -----------------------------
    Total distributions to shareholders    (158,068,319)    (50,177,393)
                                          -----------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               122,225,302     198,209,637
    Proceeds from reinvestment of
     dividends and distributions            158,068,319      50,177,393
    Payments for shares redeemed           (273,512,391)   (955,234,165)
                                          -----------------------------
    Net increase (decrease) from Fund
     share transactions                       6,781,230    (706,847,135)
                                          -----------------------------
NET DECREASE IN NET ASSETS                 (160,492,271)   (640,971,563)
NET ASSETS:
    Beginning of period                     989,497,404   1,630,468,967
                                          -----------------------------
    End of period                         $ 829,005,133  $  989,497,404
                                          -----------------------------
    Accumulated undistributed net
     investment income at end of period   $   2,117,969  $    6,728,572
                                          -----------------------------

NUMBER OF FUND SHARES:
    Sold                                      7,411,418      10,187,988
    Issued on reinvestment of dividends
     and distributions                       10,559,006       2,778,371
    Redeemed                                (16,426,589)    (48,713,869)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                              1,543,835     (35,747,510)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Partners Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Partners Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Partners Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
 6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 7) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund were fully amortized as of June 30, 2000.
 8) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
 9) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the value of the securities loaned and the value of the collateral were $15,218,125 and $15,522,497, respectively.
10) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio

   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $4,440.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities) of $462,531,937 and $581,069,160, respectively.
   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $943,206, of which Neuberger received $579,461, and other brokers received $363,745.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                                                       Six Months Ended
                                                           June 30,
                                                             2000                       Year Ended December 31,
                                                         (UNAUDITED)        1999       1998        1997       1996      1995
                                                       ----------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       19.64      $18.93    $  20.60    $  16.48    $13.23    $ 9.77
                                                       ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                         .05         .11         .20         .12       .10       .11
    Net Gains or Losses on Securities (both
 realized and unrealized)                                        (.38)       1.23         .73        4.82      3.69      3.43
                                                       ----------------------------------------------------------------------
      Total From Investment Operations                           (.33)       1.34         .93        4.94      3.79      3.54
                                                       ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                       (.15)       (.23)       (.08)       (.05)     (.04)     (.01)
    Distributions (from net capital gains)                      (3.19)       (.40)      (2.52)       (.77)     (.50)     (.07)
                                                       ----------------------------------------------------------------------
      Total Distributions                                       (3.34)       (.63)      (2.60)       (.82)     (.54)     (.08)
                                                       ----------------------------------------------------------------------
Net Asset Value, End of Period                          $       15.97      $19.64    $  18.93    $  20.60    $16.48    $13.23
                                                       ----------------------------------------------------------------------
Total Return(3)                                                 -0.54%(4)   +7.37%      +4.21%     +31.25%   +29.57%   +36.47%
                                                       ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                    $829.0      $989.5    $1,630.5    $1,632.8    $705.4    $207.5
                                                       ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
 Assets(5)                                                        .88%(6)     .87%        .84%        .86%      .95%     1.09%
                                                       ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                   .88%(6)     .87%        .84%        .86%      .95%     1.09%
                                                       ----------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net
 Assets                                                           .57%(6)     .57%       1.04%        .60%      .60%      .97%
                                                       ----------------------------------------------------------------------
    Portfolio Turnover Rate                                        54%        112%        148%        106%      118%      151%
                                                       ----------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Partners Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.